2012
SECOND QUARTER RESULTS

JULY 24, 2012

SYNOVUS®

Forward-looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the commercial banking industry and economy in general. These forward-looking statements include, among others, (1) our expectations on credit trends and key credit metrics; (2) expectations on loan balances and future loan growth; (3) expectations on deposit trends and deposit mix; (4) expected recovery of the DTA valuation allowance; and (5) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2011 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: pre-tax, pre-credit costs income; non-interest income excluding net investment securities gains, net sequential quarter loan growth (decline), core deposits; core deposits excluding time deposits; net interest margin excluding the incremental impact of the first quarter 2012 debt offering, net interest margin excluding the negative impact of non-performing loans; core expenses; the ratio of pre-tax, pre-credit costs income to risk weighted assets; and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are income (loss) before income taxes; non-interest income, sequential quarter total loan growth (decline), total deposits; net interest margin; total non-interest expense; the ratio of net income (loss) to average total assets; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. The tangible common equity to tangible assets ratio is used by management to assess the strength of our capital position. Non-interest income excluding net investment securities gains is a measure used by management to evaluate non-interest income exclusive of net investment securities gains. Net sequential quarter loan growth (decline) is a measure used by management to evaluate organic loan growth. Core deposits and core deposits excluding time deposits are measures used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. The net interest margin excluding the incremental impact of the first quarter 2012 debt offering and the net interest margin excluding the negative impact of non-performing loans are measures used by management to evaluate the net interest margin excluding the impact of the first quarter 2012 debt offering and the net interest margin excluding the impact of non-performing loans and interest charge-offs. Pre-tax, pre-credit costs income is a measure used by management to evaluate core operating results exclusive of credit costs as well as certain non-core income/expenses such as restructuring charges. Core expenses is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

Fourth consecutive quarter of profitability


Earnings Trend
(in millions, except per share data)
$15.7
$12.8
$21.4
$24.8
($53.5)
2Q11
($0.07)
3Q11
$0.02
4Q11
$0.01
1Q12
$0.02
2Q12
$0.03
Diluted EPS
Net income
Net loss

- Credit improvement drives profitability
- Stabilizing and improving the balance sheet
- Focusing on core performance

Credit costs* decline 23% sequentially


Total Credit Costs
(in millions)
$360
$240
$120
$0
$353
$54
$299
$301
$62
$239
$282
$30
$252
$177
$35
$142
$158
$38
$120
$143
$41
$102
$91
$36
$55
$91
$25
$66
$70
$26
$44
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
Provision for Loan Losses
Other Credit Costs*

* Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

NPL inflows decline for the fifth consecutive quarter



(in millions)
$440
$330
$220
$110
$0
$339
$422
$295
$307
$231
$222
$189
$140
$124
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

- Down 46% from 2Q11
- Down 11% from 1Q12

NPAs continue steady decline



(in millions)
$1,600
$1,200
$800
$400
$0
$1,573
$1,556
$1,281
$1,275
$1,219
$1,164
$1,117
$1,056
$961
$263
$262
$389
$380
$334
$292
$234
$220
$206
$1,310
$1,294
$892
$895
$885
$872
$883
$836
$755
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
Non-performing Loans
ORE / HFS Loans

Net charge-offs* below 2% for two consecutive quarters



(dollars in millions)
$440
$330
$220
$110
$0
7.21%
$433
4.12%
$237
6.93%
$385
3.12%
$167
3.22%
$167
2.72%
$138
2.26%
$113
1.90%
$95
1.99%
$99
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

Down 41% from 2Q11

*Percentage ratios annualized

Past dues at lowest level since June 2006


(dollars in millions)
$320
$240
$160
$80
$0
1.06%
1.12%
0.82%
0.96%
0.97%
0.99%
0.74%
0.73%
0.47%
0.09%
0.11%
0.08%
0.05%
0.11%
0.13%
0.07%
0.04%
0.03%
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
Past Dues > 90 Days
Past Dues 30-89 Days

Stabilizing loan portfolio



Total loans
(in billions)
$25
$20
$15
$10
$5
$0
$20.50
$19.84
$19.68
$3.87
$8.84
$7.79
$3.86
$8.93
$7.05
$3.92
$8.88
$6.88
62%
38%
65%
35%
2Q11
1Q12
2Q12
CRE
C&I
Retail

(in millions)	2Q11	1Q12	2Q12
Sequential quarter loan decline:	($492.6)	($236.1)	($163.6)
Sequential quarter net loan growth (decline)*:	($167.6)	($25.3)	$29.2

- C&I and Retail loans up $91 million from a year ago
- Commercial loan pipeline continues to strengthen

*Excluding the impact of loan sales, transfers to loans held for sale, charge-offs, and foreclosures. Non-GAAP financial measure; see appendix

Improving loan portfolio risk distribution



Loan Portfolio by Risk Grade
(in millions)
$20,500
$15,375
$10,250
$5,125
$0
$ 20,505
$ 885
$ 1,598
$ 2,334
$ 15,688
$ 19,844
$ 836
$ 1,065
$ 1,967
$ 15,976
$ 19,680
$ 755
$ 1,067
$ 1,652
$ 16,206
2Q11
1Q12
2Q12
Pass
Special Mention
Accruing Substandard
Non-Performing

Large corporate banking, senior housing, and asset-based lending groups demonstrate impressive growth


Loans Outstanding*
(in millions)
$970
$797
$623
$450
Up $486 million from 2Q11
Up $141 million from 1Q12
$482
$578
$753
$827
$968
2Q11
3Q11
4Q11
1Q12
2Q12

*Consists of large corporate banking, senior housing, and asset-based lending groups

Improving deposit mix


(in billions)
$24
$19
$14
$10
$5
$0
$22.9
$22.1
$21.6
$2.7
$5.0
$3.9
$6.4
$4.9
$1.4
$4.3
$4.1
$6.8
$5.5
$1.1
$4.1
$4.0
$6.8
$5.6
2Q11
1Q12
2Q12
Brokered
Time
NOW/Savings
Money Market
Non-interest Bearing

- Brokered deposits declined $1.5 billion or 57.3% from 2Q11
- Core deposits* increased $231.8 million or 1.1% year-over-year
- Core deposits excluding time deposits* decreased $110.4 million from 1Q12 due to expected seasonal outflow in state, county, and municipal deposits

*Non-GAAP financial measure; see appendix

Pre-tax, pre-credit costs income[1] exceeds credit costs[2] for the third consecutive quarter



(in millions)
$180
$120
$60
$0
$177
$158
$143
$121
$117
$119
$114
$111
$107
$91
$91
$70
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
Pre-tax, Pre-credit Costs Income[1]
Credit Costs[2]

[1] Non-GAAP financial measure; see appendix
[2] Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

Margin stable before incremental impact of first quarter debt issuance


Net Interest Margin
3.60
3.45
3.30
3.15
3.00
3.51%
3.47%
3.52%
3.55%
3.54%*
3.48%
6 b.p.s
Incremental
impact
of debt offering
2Q11
3Q11
4Q11
1Q12
2Q12

* Net interest margin excluding incremental impact of 1Q12 debt offering; Non-GAAP financial measure; see appendix

Non-interest income, excluding securities gains*, up $8.3 million sequentially

- Mortgage revenue up $2 million
- Bankcard fees up $914 thousand
  - Launched pre-paid card product during 2Q12
- Service charges up $454 thousand
- Increase in fair value of private equity investments was $7.3 million for the quarter
- Total reported non-interest income was $76.5 million compared to $84.1 million the previous quarter

*Non-GAAP financial measure; see appendix

Driving expense base lower

Core Expenses*


(dollars in millions)
$362
$241
$121
$0
$361.1
$353.5
$184.9
$187.8
$117.5
$112.8
$58.7
$52.9
YTD June 2011
YTD June 2012
Headcount:
5,400
5,151
Occupancy and Equipment
Other
Employment

- Total 2Q12 core expenses were up 2.6% sequentially and down 1.3% vs 2Q11
- Expect that core expenses will trend down in second half of 2012
- Total reported 2Q12 non-interest expense up 2.5% sequentially and down 6.4% vs 2Q11

* Excluding loss on curtailment of post-retirement defined benefit plan,Visa indemnification charges, restructuring charges, and credit costs. Non-GAAP financial measure; see appendix

Capital position remains solid

- Tier 1 capital ratio: 13.36%[1] up from 13.19% in 1Q12
- Tier 1 common equity ratio: 8.81%[1] up from 8.67% in 1Q12
- Total risk-based capital ratio: 16.32%[1] down from 16.57% in 1Q12
- Tangible common equity/tangible assets ratio[2][3]: 7.12% up from 6.81% in 1Q12
- Tier 1 leverage ratio: 10.66%[1] up from 10.41% in 1Q12

(1) Preliminary
(2) Excludes the carrying value of goodwill and other intangible assets from shareholders' equity and total assets. Non-GAAP financial measure; see appendix
(3) Non-GAAP financial measure; see appendix

APPENDIX

SYNOVUS®

Earnings Summary

(dollars in thousands, except per share data)

Income Statement Data	2Q12	1Q12	2Q12 vs 1Q12 $ change
Net interest income	$213,356	$220,959	($7,603)
Non-interest income excluding securities gains, net [1]	72,307	64,056	8,251
Non-interest expense, excluding other credit costs, restructuring charges, and Visa indemnification charges	179,018	174,446	4,572
Pre-tax, pre-credit costs income [1]	106,645	110,568	(3,923)
Investment securities gains, net	4,170	20,083	(15,913)
Credit costs [2]	70,341	90,899	(20,558)
Restructuring charges	1,393	858	535
Visa indemnification charges	1,734	2,979	(1,245)
Income tax benefit	2,105	77	2,028
Dividends and accretion of discount on preferred stock	14,649	14,624	25
Net income available to common shareholders	$24,803	$21,369	$3,434
Diluted net income per common share	$0.03	$0.02	$0.01
Average diluted common shares outstanding	909,761	908,986	nm

- Average diluted common shares include impact of tMEDS (approximately 123 million shares) due to net profit

(1) Non-GAAP financial measure; see appendix

(2) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

Non-interest Income

(dollars in thousands)	2Q12	1Q12	2Q11	2Q12 vs. 1Q12 % Change	2Q12 vs. 2Q11 % Change
Service charges on deposit accounts	$18,684	$18,231	$19,238	2.5%	(2.9%)
Fiduciary and asset management fees	10,792	10,835	11,879	(0.4)	(9.2)
Brokerage revenue	6,295	6,647	6,291	(5.3)	0.1
Mortgage revenue	7,983	6,003	5,547	33.0	43.9
Bankcard fees	8,493	7,579	12,125	12.1	(30.0)
Investment securities gains, net	4,170	20,083	377	(79.2)	nm
Other fee income	4,951	4,700	5,289	5.3	(6.4)
Increase (decrease) in fair value of private equity investments, net	7,279	93	(301)	nm	nm
Other non-interest income	7,830	9,968	7,404	(21.4)	5.8
Total non-interest income	**$76,477**	**$84,139**	**$67,849**	**(9.1%)**	**12.7%**
Non-interest income, excluding investment securities gains, net*	**$72,307**	**$64,056**	**$67,472**	**12.9%**	**7.2%**

* Non-GAAP financial measure; see appendix

nm - not meaningful

Non-interest Expense

(dollars in thousands)	2Q12	1Q12	2Q11	2Q12 vs. 1Q12 % Change	2Q12 vs. 2Q11 % Change
Salaries and other personnel expense	$95,173	$92,622	$91,749	2.8%	3.7%
Net occupancy and equipment expense	26,159	26,706	28,883	(2.0)	(9.4)
FDIC insurance and other regulatory fees	13,302	14,663	15,956	(9.3)	(16.6)
Foreclosed real estate expense	20,708	22,972	39,872	(9.9)	(48.1)
Other credit costs	5,411	1,878	(2,100)	188.2	nm
Professional fees	9,929	9,267	10,893	7.1	(8.8)
Data processing expense	8,712	8,024	9,251	8.6	(5.8)
Restructuring charges	1,393	858	3,106	62.4	(55.2)
Visa indemnification charges	1,734	2,979	92	(41.8)	nm
Other operating expenses	25,743	23,164	24,713	11.1	4.2
Total non-interest expense	**$208,264**	**$203,133**	**$222,415**	**2.5%**	**(6.4%)**
Core expenses*	**$179,018**	**$174,446**	**$181,445**	**2.6%**	**(1.3%)**

* Excluding loss on curtailment of post-retirement defined benefit plan, Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure; see appendix

Pre-tax, Pre-credit Costs Income[1]

(dollars in millions)


$116.9
$119.4
$113.8
$110.6
$106.6
2Q11
3Q11
4Q11
1Q12
2Q12

2Q12 vs. 1Q12 Key Drivers
(in millions)
-net interest income ↓$7.6
-non-interest income ↑ $8.3
(excluding securities gains, net)
-core expenses[1] ↑ $4.6

	2Q11	3Q11	4Q11	1Q12	2Q12
Income (loss) before income taxes	($44)	$37	$27	$36	$38
Add: Provision for losses on loans	120	102	54	66	44
Add: Other credit costs[2]	38	40	36	25	26
Add: Restructuring charges	3	3	1	1	1
Add: Visa indemnification charges	-	-	6	3	2
Subtract: Investment securities gains, net	-	(63)	(10)	(20)	(4)
Pre-tax, pre-credit costs income[1]	**$117**	**$119**	**$114**	**$111**	**$107**
Pre-tax, pre-credit costs income/risk-weighted assets[3]	**2.2%**	**2.2%**	**2.1%**	**2.1%**	**2.0%[4]**

(1) Non-GAAP financial measure; see appendix
(2) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale.
(3) Annualized
(4) Preliminary

Deferred Tax Asset and Valuation Allowance

(dollars in millions, except per share data)

	2Q12
Net deferred tax assets before valuation allowance	**$802**
Valuation allowance	**800**
Net deferred tax assets after valuation allowance	**$2**

$0.99* per common share

* Based on 786.6 million shares outstanding at June 30, 2012. Reflects the expectation that approximately $21 million of the valuation allowance will not reverse.

Expected future impact of DTA valuation allowance

- Expect to record minimal income tax expense when reporting pre-tax profits as reductions to the DTA valuation allowance will be recognized.
- Expect to reverse substantially all of the DTA valuation allowance once we have demonstrated a sustainable return to profitability, perhaps at the point we have significantly improved credit quality and experienced consecutive profitable quarters coupled with a forecast of sufficient continuing profitability.
  - It should be noted that the reversal of the DTA valuation allowance is subject to considerable judgment.
- Depending upon the level of forecasted taxable income, the degree of risk related to realizing the forecasted taxable income, and estimated risk related to credit quality, the DTA valuation allowance could be reversed as a single event or over a period of time.
- While the reversal of the DTA valuation allowance under GAAP will immediately benefit GAAP capital and the TCE ratio, there will remain limitations on the ability to include the DTA in regulatory capital; i.e., once taxes paid in carryback periods are exhausted, banks must deduct from Tier I capital the greater of (1) the amount by which net DTAs exceed what they would expect to realize within one year or (2) the amount by which the net DTAs exceed 10% of Tier I capital.
- Several recent legislative proposals have each called for lowering the current 35% corporate income tax rate. If the corporate income tax rate is lowered, it would reduce the value of the deferred tax asset that is subject to recovery.

Special Mention Loans (Criticized)

(dollars in millions)


$2,528
$2,334
$2,095
$2,089
$1,966
$1,652
Decline of 16% from 1Q12
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

Potential Problem Commercial Loans*



(dollars in millions)
$1,709
$1,871
$1,436
$1,283
$1,199
$942
$780
$685
$669
Down 64% from peak in 3Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

* Potential problem loans consist of commercial substandard accruing loans but exclude loans 90 days past due and still accruing interest and accruing TDRs which are reported separately

Substandard Accruing Loans

(dollars in millions)



$1,619
$1,598
$1,375
$1,176
$1,065
$1,067
$348
$452
$387
$366
$355
$381
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
Substandard Accruing Loans
Substandard Accruing TDRs

Distribution of Substandard Accruing Loans



24%
42%
2%
18%
14%
Inv Prop
C&I
Retail
Land
Residential

Troubled Debt Restructurings

(dollars in millions)

Total Accruing TDRs: $687 million as of 6/30/12


Pass
10%
$71
Special Mention
34%
$235
Substandard
56%
$381

Total TDR Trends


$646
$410
$236
$572
$464
$108
$652
$545
$107
$693
$552
$141
$811
$640
$171
$882
$668
$214
$868
$651
$217
$907
$687
$220
3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Non-accruing TDRs
Accruing TDRs

- 72% of accruing TDRs are not Residential or Land-related
- 44% of accruing TDRs are rated better than Substandard
- Approximately 99% of accruing TDRs are paid current; there are no material 90-day past due TDRs
- Any concession to customers experiencing financial difficulty results in a TDR classification

NPL Inflows by Portfolio Type

(dollars in millions)	2Q11	3Q11	4Q11	1Q12	2Q12
Investment properties	$27	$32	$19	$14	$36
Residential properties / Land-related	110	93	67	67	35
Commercial and industrial	64	74	77	38	32
Retail	30	23	26	21	21
Total	**$231**	**$222**	**$189**	**$140**	**$124**

NPL Inflows by Geography

(dollars in millions)	2Q11	3Q11	4Q11	1Q12	2Q12
Alabama	$18	$16	$24	$15	$7
Florida	31	27	47	51	16
Georgia (excluding Atlanta)	95	68	48	43	48
Atlanta	43	40	45	22	38
South Carolina	37	62	20	5	13
Tennessee	7	9	5	4	2
Total	**$231**	**$222**	**$189**	**$140**	**$124**

Residential C&D and Land Acquisition Portfolio

(dollars in millions)

Performing Residential C&D and Land Acquisition Portfolios


$5,875
$4,762
$2,821
$1,768
$1,363
$1,233
Decline of 79% from peak
4Q07
4Q08
4Q09
4Q10
4Q11
2Q12

- The Residential C&D and Land Portfolios comprise approximately 44% of total NPAs
- Performing Residential C&D and Land Acquisition Portfolio has decreased by 79% from a peak of $5.9B in 4Q07 to less than $1.3B in 2Q12
  - 4Q07 portfolio represented 22% of total performing loans
  - 2Q12 portfolio represents 7% of total performing loans

Performing Residential C&D and Land as of 6/30/12


Florida
11%
Atlanta
19%
Alabama
13%
Tennessee
2%
South Carolina
20%
Other Georgia
35%

Key Credit Metrics as of 6/30/12

	Outstanding Balance*	NPLs	NPL Ratio	Pass	Special Mention	Sub-standard
1-4 Family Construction	$164	11	7.25%	$125	11	$17
Residential Land Dev.	401	90	22.43	160	86	65
Land Acquisition	983	214	21.70	464	118	187
Total Res. C&D & Land	**1,548**	**315**	**20.40**	**749**	**215**	**269**
1-4 Family Investment Mortgage	$919	51	5.53%	$661	139	$68

*Includes accruing and non-accruing loans

Investment Properties Portfolio

(dollars in millions)

Total Investment Properties: $4.4 billion as of 6/30/12


Other Investment Property
11%
Multi-Family
18%
Warehouses
11%
Commercial Development
6%
Hotels
16%
Shopping Centers
21%
Office Buildings
17%

Investment Property Portfolio as of 6/30/12

	Outstanding Balance	NPL Inflows	NPL Ratio	30+ DPD Ratio	2Q12 Net Chg-Offs offs*
Multi-family	$786	1	0.76%	0.20	0.24
Hotels	707	11	1.64	0.00	1.69
Office Buildings	766	4	0.97	0.03	0.16
Shopping Centers	931	10	1.10	0.15	2.68
Warehouses	486	2	1.31	0.09	1.47
Other Investment Property	458	4	1.88	0.19	0.16
Commercial Development	283	4	13.08	1.60	1.28
Total Investment Properties	**$4,417**	**36**	**1.97%**	**0.21**	**1.17**

*Annualized

- QTD Net charge-offs improved to 1.17% from 1.55% from 1Q12
- Past dues improved to 0.2% from 0.5% in 1Q12

C&I Portfolio

(dollars in millions)

Diverse Industry Exposure as of 6/30/12



2.5%
2.9%
2.2%
6.2%
2.1%
13.5%
4.7%
9.0%
5.1%
5.5%
5.9%
6.8%
6.2%
9.6%
7.8%
10.0%
Health Care
Finance/Insurance
R/E Leasing
Retail Trade
Wholesale Trade
Professional, Scientific, Technical Svcs.
Ag, Forestry, Fishing
Arts, Entertainment, Rec.
Manufacturing
Construction
Other Services
R/E Other
Accommodation & Food Svcs.
Transportation & Warehousing
Educational Svcs.
All Other

C&I Portfolio as of 6/30/12

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	2Q12 Net Charge-off Ratio*
Commercial, Financial & Agricultural	$5,045	2.79%	0.38	1.69
Owner Occupied Real Estate	3,840	2.03	0.29	1.3
Total C&I Loans	**$8,885**	**2.46%**	**0.34**	**1.52**

* Annualized

- Total past dues are 0.34%, with only .02% over 90 days
- NPL inflows down from 1Q12 to $32 million
- C&I Portfolio credit fundamentals remain favorable, with every key credit metric showing improvement over 2Q12

Retail Portfolio

(dollars in millions)

Total Retail Loans: $3.9 billion
as of 6/30/12


Florida
13%
Atlanta
12%
Alabama
18%
Tennessee
7%
South Carolina
14%
Other Georgia
36%

Retail Portfolio as of 6/30/12

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	2Q12 Net Charge-off Ratio*
Home Equity Lines	$1,604	1.51%	0.55	0.85
Consumer Mortgages	1,384	3.74	1.34	1.23
Small Business Loans	384	1.35	0.72	0.78
Credit Cards	262	0	1.57	2.51
Other Retail Loans	291	0.77	0.81	0.65
Total Retail Loans	**$3,925**	**2.13%**	**0.93**	**1.08**

* Annualized

- Net charge-offs declined for the tenth consecutive quarter, to 1.08% in 2Q12
- Past-due ratio improved during the quarter

Improvement in Concentrations

(dollars in millions)

	4Q07		4Q08		4Q09		4Q10		4Q11		2Q12	
Investment Properties	$4,530	17.1%	$5,523	19.8%	$5,897	23.2%	$5,059	23.4%	$4,557	22.7%	$4,417	22.4%
Residential Properties	5,824	22.0	5,177	18.5	3,316	13.1	2,103	9.7	1,618	8.1	1,484	7.5
Land Acquisition	1,546	5.8	1,620	5.8	1,529	6.0	1,219	5.6	1,095	5.5	984	5.0
Total CRE	**$11,900**	**44.9%**	**$12,320**	**44.1%**	**$10,742**	**42.3%**	**$8,381**	**38.7%**	**$7,270**	**36.2%**	**$6,884**	**35.0%**
C&I	10,647	40.2	11,247	40.3	10,447	41.2	9,265	42.9	8,941	44.5	8,885	45.1
Retail	3,997	15.1	4,390	15.7	4,212	16.6	3,951	18.3	3,880	19.3	3,925	19.9
Total*	**$26,499**	**100.0%**	**$27,920**	**100.0%**	**$25,383**	**100.0%**	**$21,586**	**100.0%**	**$20,080**	**100.0%**	**$19,680**	**100.0%**

*Total Loans is net of unearned income, which is not displayed on this table.

Loan Loss Reserve Coverage Trends

(dollars in millions)



3.58%
$835
3.70%
$836
3.26%
$704
3.23%
$678
3.08%
$631
2.96%
$595
2.67%
$536
2.56%
$508
2.30%
$453
191.11%
177.98%
192.60%
176.08%
161.55%
145.12%
124.04%
128.32%
136.94%
63.71%
64.63%
78.91%
75.74%
71.33%
68.27%
60.76%
60.74%
60.03%
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
Loan Loss Reserve
LLR to NPL
LLR to NPL (excluding NPLs for which the expected loss has been charged off)

Past Dues by Portfolio Type

(dollars in millions)	30-Days + Past Due		Outstanding Balance
	1Q12	**2Q12**	**2Q12**
Investment properties	0.50%	0.21%	$4,417
1-4 family construction	1.35	0.32	164
1-4 family investment mortgage	1.08	1.03	919
Residential development	0.72	0.37	401
Residential properties	1.01	0.77	1,484
Land for future development	0.89	0.43	984
Total CRE	0.67	0.36	6,884
Commercial and industrial	0.52	0.34	8,885
Retail	1.32	0.93	3,925
Total*	**0.73%**	**0.47%**	**$19,680**

*Includes unearned income

Net Charge-offs by Type

(dollars in millions, percentages annualized)	4Q11		1Q12		2Q12	
Investment properties	$14	1.19%	$18	1.55%	$13	1.17%
1-4 family properties	30	7.24	16	4.11	15	4.05
Land for future development	8	2.85	14	5.34	26	10.25
Total CRE	**52**	**2.81**	**48**	**2.68**	**54**	**3.13**
Commercial and industrial	45	2.03	34	1.52	34	1.52
Retail	16	1.62	13	1.35	11	1.08
Total net charge-offs	**$113**	**2.26%**	**$95**	**1.90%**	**$99**	**1.99%**

Non-GAAP Financial Measures

The following tables illustrate the method of calculating the non-GAAP financial measures used in this slide presentation.

(dollars in millions)	2Q11	3Q11	4Q11	1Q12	2Q12
Total risk-weighted assets	$21,477	$21,372	$21,487	$21,230	$21,132 (3)
Income (loss) before taxes	($44)	$37	$27	$36	$38
Add: Provision for losses on loans	120	102	54	66	44
Add: Other credit costs(1)	38	40	36	25	26
Add: Restructuring charges	3	3	1	1	1
Add: Visa indemnification charge	-	-	6	3	2
Subtract: Investment securities gains, net	-	(63)	(10)	(20)	(4)
Pre-tax, pre-credit costs income	**$117**	**$119**	**$114**	**$111**	**$107**
Pre-tax, pre-credit costs income / RWA(2)	**2.2%**	**2.2%**	**2.1%**	**2.1%**	**2.0%** (3)

(1) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale
(2) Annualized
(3) Preliminary

Non-GAAP Financial Measures

(dollars in millions)	2Q11	3Q11	4Q11	1Q12	2Q12
Total non-interest income	$68	$133	$73	$84	$76
Subtract: Investment securities gains, net	–	(63)	(10)	(20)	(4)
Non-interest income excluding investment securities gains, net	**$68**	**$70**	**$63**	**$64**	**$72**

	2Q11	3Q11	4Q11	1Q12	2Q12
Sequential quarter decline in total loans	($493)	($403)	($22)	($236)	($164)
Add: Transfers to other loans held for sale	11	16	4	1	39
Add: Foreclosures	60	58	36	48	30
Add: Charge-offs excluding transfers to other loans held for sale and loan sales	127	88	78	65	53
Add: Loan sales	127	109	71	97	71
Net sequential quarter loan growth (decline)	**($168)**	**($132)**	**$167**	**($25)**	**$29**

Non-GAAP Financial Measures

(dollars in millions)	2Q11	3Q11	4Q11	1Q12	2Q12
Total non-interest expense	$222	$223	$219	$203	$208
Other credit costs [1]	(38)	(40)	(36)	(25)	(26)
Restructuring charges	(3)	(3)	(1)	(1)	(1)
Visa indemnification charge	–	–	(6)	(3)	(2)
Core expenses	**$181**	**$180**	**$176**	**$174**	**$179**

	2Q11	3Q11	4Q11	1Q12	2Q12
Total assets	$28,314	$28,254	$27,163	$27,065	$26,294
Goodwill	(24)	(24)	(24)	(24)	(24)
Other intangible assets, net	(11)	(10)	(9)	(8)	(7)
Tangible assets	$28,279	$28,220	$27,130	$27,033	$26,263

	2Q11	3Q11	4Q11	1Q12	2Q12
Total shareholders' equity	$2,851	$2,830	$2,827	$2,822	$2,853
Goodwill	(24)	(24)	(24)	(24)	(24)
Other intangible assets, net	(11)	(10)	(9)	(8)	(7)
Cumulative perpetual preferred stock	(942)	(945)	(947)	(950)	(952)
Tangible common equity	$1,874	$1,851	$1,847	$1,840	$1,870
Tangible common equity to tangible assets ratio	**6.63%**	**6.56%**	**6.81%**	**6.81%**	**7.12%**

(1) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

Non-GAAP Financial Measures

	2Q11	3Q11	4Q11	1Q12	2Q12
Net interest margin	3.51%	3.47%	3.52%	3.55%	3.48%
Impact of 1Q12 debt offering	-	-	-	0.02	0.08
Net interest margin excluding impact of 1Q12 debt offering	**3.51%**	**3.47%**	**3.52%**	**3.57%**	**3.56%**

(dollars in millions)	2Q11	3Q11	4Q11	1Q12	2Q12
Average earning assets (1)	$26,519	$26,231	$25,719	$25,117	$24,738
Net interest income (taxable equivalent)	$231	$229	$227	$221	$213
Add: Negative impact of non-performing loans on net interest income (2)	16	15	14	12	11
Net interest income (taxable equivalent) excluding the negative impact of non-performing loans	$247	$244	$241	$233	$224
Net interest margin	3.51%	3.47%	3.52%	3.55%	3.48%
Negative impact of non-performing loans	0.25	0.23	0.22	0.19	0.19
Net interest margin excluding negative impact of non-performing loans	**3.76%**	**3.70%**	**3.74%**	**3.74%**	**3.67%**

(1) Quarterly average balance
(2) Represents pro forma interest income on non-performing loans at current commercial loan portfolio yield, and net interest charge-offs on loans recognized during the quarter

Non-GAAP Financial Measures

	2Q11	3Q11	4Q11	1Q12	2Q12
Total deposits	$22,875	$23,109	$22,412	$22,138	$21,565
Brokered deposits	(2,691)	(2,157)	(1,783)	(1,407)	(1,149)
Core deposits	$20,184	$20,952	$20,629	$20,731	$20,416
Time deposits	(5,050)	(4,952)	(4,591)	(4,302)	(4,098)
Core deposits excluding time deposits	**$15,134**	**$16,000**	**$16,038**	**$16,429**	**$16,318**